Exhibit 99.2

PBGM01 Study in Infantile GM1 GangliosidosisInterim Safety, Biomarker and Efficacy Results from Low Dose, Late Infantile Cohort of Ongoing Imagine-1 Clinical StudyFebruary 11, 2022

Welcome & Agenda



Bruce Goldsmith, Ph.D.
Chief Executive Officer



Eliseo Salinas, M.D.
Chief R&D Officer

Executive Summary & Overview of GM1 Gangliosidosis

Bruce Goldsmith

Imagine-1 Clinical Study Overview & Review of Safety, Biomarker, and Preliminary Efficacy Results

Eliseo Salinas

Closing Remarks

Bruce Goldsmith

Q&A

All

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3 Forward-Looking StatementThis presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including the timing of subsequent results from our Imagine-1 trial; our planned initiation of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, PBKR03 and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business,which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

4 Executive Summary of Low Dose PBGM01Interim results from Cohort 1 in ongoing Imagine-1 clinical study Well tolerated and positive safety profile with no serious AEs and no complications related to ICM injection No evidence of DRG toxicity based on nerve conduction studies Substantial increases in β-gal enzyme activity observed in both CSF and serum after ICM delivery Meaningful improvement across developmental areas on both the Vineland and Bayley scales

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

Source: NIH, CHOP, *American Journal of Neuroradiology*

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6 GM1 Gangliosidosis Disease Continuum GM1 Gangliosidosis is a Continuum Disease SeverityResidual Enzyme Activity (Serum) Focus of Imagine-1 TrialNegligible to 5%~ 1–5%~ 3 –10% Type 1 (Early Infantile)•Onset <6 months•Hypotonia•Neurodegeneration•Developmental regression•Seizures•Skeletal dysplasia •Survival: <2 years without supportive careType 2a (Late Infantile)•Onset 6–24 months•Developmental plateau, followed by regression•Impaired ambulation•Impaired cognition•Seizures•Survival: 5 to 10 yearsType 2b (Juvenile)•Onset 2–5 years•Impaired ambulation•Dysarthria•Variable skeletal disease•Decreased cognition•Survival into 2nd decade Adapted from Regier DS, et al. 2016 GLB-1 Disorders, In Adam MP, et al. GeneReviews.Elevate β-gal activity to preserve neurological function and improve clinical outcomes

Natural History of Late Infantile GM1

Characterized by developmental plateau and regression

"After initially gaining early milestones, children with late onset GM1 typically plateau at 12-13 months of age developmentally before regressing."

Roberto Giugliani, M.D., Ph.D., Department of Genetics UFRGS and Medical Genetics Service HCPA, Porto Alegre, Brazil
Imagine-1 Principal Investigator

RESEARCH ARTICLE

AMERICAN JOURNAL OF medical genetics PART A

MRI/MRS as a Surrogate Marker for Clinical Progression in GM1 Gangliosidosis

Debra S. Regier,[1] Hyuk Joon Kwon,[2*] Jean Johnston,[1,2] Gretchen Golas,[1] Sandra Yang,[3] Edythe Wiggs,[1] Yvonne Latour,[2] Sarah Thomas,[2] Cindy Portner,[4] David Adams,[1,2] Gilbert Vezina,[5] Eva H. Baker,[6] and Cynthia J. Tifft[1,2*]

Am J Med Genet Part A 170A:634–644.

The GM1 and GM2 Gangliosidoses: Natural History and Progress toward Therapy

Debra S. Regier, MD, PhD[1], Richard L. Proia, PhD[2], Alessandra D'Azzo, PhD[3], Cynthia J. Tifft, MD, PhD[4]

Pediatr Endocrinol Rev. 2016 June ; 13(Suppl 1): 663–673.

- Type 2 late infantile GM1 generally characterized by plateau of motor and cognitive development followed by slow developmental regression
- Declines in ambulation and expressive language are often the first and most prominent clinical features
- Patients experience a slow, unremitting regression of milestones
- Late infantile population distinguished by never walking independently or using more than single words

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Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Currently enrolling Cohort 2 and Cohort 3

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Immunosuppression	Low dose steroids 4 weeks then taper
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Biomarkers	• β-gal activity (CSF & serum) • GM1 gangliosides (CSF) • Other exploratory biomarkers


Expansion Cohort
Late Infantile
n = 6
Expansion Cohort
Early Infantile
n = 6
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
Complete
Recruiting
IDMC review
60 days between subject enrollment

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* Genome copies per gram of estimated brain weight

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Imagine-1

Imagine-1 Study: Baseline Patient Characteristics

Cohort 1 (n=2): Low dose (3.3e10 GC/g)*, Late Infantile (Type 2a)

	Patient 1	Patient 2
Gender	Male	Male
Age at onset of symptoms (months)	14	12
Age at gene transfer (months)	15	31
DBS β-Gal activity[1] (nmol/ml/hr)	0.0	0.2
Pre-existing vector nAbs – CSF[2]	Negative	Negative
Pre-existing vector nAbs – Serum[2]	Positive	Negative
Clinical status at baseline	• Developmental delay, mostly on language domains • Developmental age: 11 months • Chronological age: 14 months	• Developmental delay in all domains • Developmental age: 7 months • Chronological age: 31 months
Dose	3.3e10 GC/g*	
GC administered	3.3e13 GC	3.6e13 GC
Dose administered[3]	3.3e12 GC/kg body weight	3.2e12 GC/kg body weight

DBS, dry blood spot; nAbs, neutralizing antibodies
* Genome copies per gram estimated brain weight
[1] Lower limit of normal (LLN): <5.0 nmol/ml/hr
[2] Assay threshold titer value of 5
[3] Dose values in GC/kg are calculated based on patient body weight

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10 Imagine-1 Study: Cohort 1 Safety & Tolerability No serious adverse events (SAEs) in either patient Reported adverse events (AEs) were mild-to-moderate; all moderate AEs resolved without intervention and were deemed not treatment related No complications related to ICM administration No changes in liver function in either patient No evidence of DRG toxicity in either patient, as measured by nerve conduction studiesPBGM01 was well tolerated and had a positive safety profile at interim analysis** Patient 1 follow-up: 10 months; Patient 2 follow-up: 4 months

Imagine-1

Imagine-1 Study: Cohort 1 Adverse Events

Adverse Event	Clinical Severity	Treatment Related
Diaper Rash	Mild	Unrelated
Thrombocytopenia	Moderate	Unrelated
Headache	Moderate	Procedure
Bruise (1-2mm)	Mild	Procedure
Constipation	Mild	Unrelated
Bruise	Mild	Unrelated
Fall at Home	Mild	Unrelated
Cough	Mild	Unrelated
Abnormal Fluid during LP	Mild	Possibly
Lip Bleed	Mild	Pre-dose
Suspected Pain	Mild	Pre-dose
Wheezing	Mild	Pre-dose
Cough	Mild	Unrelated
Left Ventricular Hypertrophy	Mild	Unrelated
Back Pain	Mild	Unrelated
Nasal Stuffiness	Mild	Unrelated
Lip Bleed	Mild	Unrelated

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12 •CSF β-gal Activity increased in both patients•Post treatment β-gal activity above NHS patient values (Range 0.30–1.81 nmol/mL/3hr)2Cohort 1 Interim Biomarker Data 01 2 340306090120150180β - Gal Activity, CSF (nmol/mL/3hr) Time (Days)CSF β-gal+0.6+2.7 •Serum β-gal activity increased in both patients•Post treatment β-gal activity above NHS patient values (Range: 2.25–10 nmol/mL/3hr)2•CSF GM1 gangliosides decreased in patient with high β-gal expression•NHS data is needed to provide further context•Longer follow up is needed 02 4 6 8101214160306090120150180β - Gal Activity, Serum (nmol/mL/3hr) Time (Days)Serum β-gal1 020 40 60 801001201401600306090120150180nM*Time (Days)CSF GM1 Gangliosides+6.0+2.1+28-63Patient 2 Patient 1 * Apparent estimated concentration1. Baseline reflects the average of two samples collected within 48-hours of dosing. 2. Based on preliminary data from University of Pennsylvania’s ODC NHS study (NCT04041102) NHS patientvalue range NHS patient value range

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Measuring Developmental Milestones

Vineland-II and Bayley-III scales

	Vineland-II *Assessed by Caregiver*	Bayley-III *Assessed by Trained Clinician*	Example Measurements
Motor			
Gross Motor	X	X	Ability to walk, run or balance
Fine Motor	X	X	Ability to squeeze toy or put piece in puzzle
Language			
Receptive language	X	X	Ability to follow commands
Expressive language	X	X	Uses simple words or words with meaning
Social			
Personal living skills	X		Drinks from bottle/cup
Interpersonal relationships	X		Responds to others
Play and leisure time	X		Engages in play activities
Cognitive			
Cognition		X	Recognizes caregiver; responds to novel surroundings

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Patient 1: Vineland-II

Improvement documented in all developmental areas through 9-month assessments



Developmental Age (months)
38
33
28
23
18
13
8
12
14
16
18
20
22
24
26
Chronological Age (months)
Normal
Fine motor
Gross motor
Receptive language
Expressive language
Personal living skills
Interpersonal relationships
Play and leisure time
Overall

(months)	**Baseline**	**3 months**	**6 months**	**9 months**
Patient Age	14	17	20	24
Motor				
Gross motor	13	14	21	22
Fine motor	12	14	16	19
Language				
Receptive language	12	14	25	34
Expressive language	8	12	16	19
Social				
Personal living skills	11	14	17	17
Interpersonal relationships	8	14	17	22
Play and leisure time	17	18	27	26
Overall developmental age	**12**	**16**	**21**	**23**

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15 Patient 1: Bayley-IIIImprovement also directly observed in all developmental areas 81012 14 16 18 20 221315171921Developmental Age (months)Chronological Age (months) Normal Gross motor Fine motor Receptive language Expressive language Cognition Overall (months)Baseline3 months6 monthsPatient Age141720MotorGross motor131415Fine motor111616Language Receptive language101616Expressive language101415Cognitive Cognition131619Overall developmental age121517Note: 9-month Bayley III assessment was not conducted due to potential COVID-19 exposure.

16 Patient 2: Vineland-IIImprovement documented despite severe developmental delay at baseline 81012 14 16 18 20 2230323436Developmental Age (months)Chronological Age (months) Fine motor Gross motor Receptive language Expressive language Personal living skills Interpersonal relationships Play and leisure time Overall (months)Baseline3 monthsPatient Age3134MotorGross motor1112Fine motor1112Language Receptive language1413Expressive language812Social Personal living skills1616Interpersonal relationships1321Play and leisure time1212Overall developmental age1316

17 Patient 2: Bayley-IIIImprovement observed for motor, language, and cognitive domains 02 4 6 810 12 1430323436Developmental Age (months)Chronological Age (months) Gross motor Fine motor Receptive language Expressive language Cognition Overall (months)Baseline3 monthsPatient Age3134MotorGross motor1012Fine motor79Language Receptive language49Expressive language77Cognitive Cognition89Overall developmental age79

Case Study: Patient 1 (Vineland-II)

Meaningful gains in developmental milestones

	Baseline		9-month Assessment
Gross motor	Taking a few steps without support	→	Running without falling Able to climb off bed Able to balance on one foot Able to move up and down stairs
Fine motor	Sometimes able to squeeze toy	→	Always able to squeeze toy Able to put piece in puzzle Able to put coin in slot
Receptive language	Never points to named body parts Never points to named objects in book Rarely follows 1 step command	→	Always points to 3 named body parts Always points to named objects in book Always follows 1 step command
Expressive language	No words with meaning	→	Names 10 familiar objects 10-20 words with specific meaning

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19 Case Study: Patient 2•Patient 2 presented with advanced disease, showing significant developmental delays in all domains–Developmental age of 7 months vs. chronological age of 31 months•At month 4, following the 3-month Vineland and Bayley assessments, Patient 2 was clinically observed to have regained previously lost developmental milestones:–Motor: regained the ability to walk–Language: regained the ability to use specific wordsDocumented gain of previously lost developmental milestones

Imagine-1

Initial Patients Dosed in Both Cohort 2 and 3

	Patient 3	Patient 4
Diagnosis	Early Onset (Type 1)	Late Onset (Type 2a)
Dosing Cohort*	Low dose (3.3e10 GC/g)	High dose (1.1e11 GC/g)
Gender	Female	Female
Age at onset of symptoms (months)	5	11
Age at gene transfer (months)	15	18
DBS β-Gal activity[(1)] (nmol/ml/hr)	0.0	0.0

DBS, dry blood spot
* Genome copies per gram estimated brain weight
(1) Lower limit of normal (LLN): <5.0 nmol/ml/hr

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Imagine-1

Key Takeaways from Interim Cohort 1 Data

Well tolerated, demonstration of functional transgene expression, and meaningful developmental improvement

SAFETY

PBGM01 was well tolerated and had a positive safety profile

- No serious adverse events (SAEs)
- No complications related to ICM injection
- No evidence of DRG toxicity

BIOMARKERS

Post treatment CSF and serum β-gal activity for both patients above natural history study (NHS) patient values

- Increases in CSF and serum β-gal activity for Patient 1 were sustained at 6 months*

CLINICAL STATUS

Meaningful improvement across developmental areas on both the Vineland and Bayley scales including regaining of lost milestones

* 6-month data from Patient 2 not yet available.

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22 Program Anticipated Next Steps •Leverage patient identification efforts to identify future study participants Continue to enroll Cohorts 2 and 3 •2 additional sites opened since December (Canada & Brazil)•6 sites currently open, 4 additional planned Continue to open additional trial sites in multiple countries •Additional biomarker and efficacy data from Cohort 1 as follow-up visits are completed•Initial safety and biomarker data from Cohorts 2 and 3 in 2H 2022 Expect to provide additional data updates throughout 2022

Thank you to the patients, families, caregivers and investigators for their participation in this study.